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Exhibit 10.2

CONTRIBUTION, CONVEYANCE
AND ASSUMPTION AGREEMENT

Among

TRANSMONTAIGNE PARTNERS L.P.,

TRANSMONTAIGNE GP L.L.C.,

TRANSMONTAIGNE OPERATING COMPANY L.P.,

TRANSMONTAIGNE OPERATING GP L.L.C.,

COASTAL TERMINALS L.L.C.,

RAZORBACK L.L.C.,

TPSI TERMINALS L.L.C.,

TRANSMONTAIGNE INC.,

TRANSMONTAIGNE PRODUCT SERVICES INC.,

TRANSMONTAIGNE SERVICES INC.,

and

COASTAL FUELS MARKETING, INC.

EFFECTIVE AS OF

MAY 27, 2005

CONTRIBUTION, CONVEYANCE
AND ASSUMPTION AGREEMENT

        THIS CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT, dated as of May 27, 2005, is entered into by and among TRANSMONTAIGNE PARTNERS L.P., a Delaware limited partnership ("MLP"), TRANSMONTAIGNE GP L.L.C., a Delaware limited liability company ("GP"), TRANSMONTAIGNE OPERATING COMPANY L.P., a Delaware limited partnership ("OLP"), TRANSMONTAIGNE OPERATING GP L.L.C., a Delaware limited liability company ("OLP GP"), COASTAL TERMINALS L.L.C., a Delaware limited liability company ("COASTAL TERMINALS"), RAZORBACK L.L.C., a Delaware limited liability company ("RAZORBACK"), TPSI TERMINALS L.L.C., a Delaware limited liability company ("TPSI TERMINALS"), TRANSMONTAIGNE INC., a Delaware corporation ("TMG"), TRANSMONTAIGNE PRODUCT SERVICES INC., a Delaware corporation ("TPSI"), TRANSMONTAIGNE SERVICES INC., a Delaware corporation ("TSI"), and COASTAL FUELS MARKETING, INC., a Delaware corporation ("COASTAL FUELS"). The parties to this agreement are collectively referred to herein as the "Parties." Capitalized terms used herein shall have the meanings assigned to such terms in Section 1.1.

RECITALS

        A.    TPSI and GP have formed MLP pursuant to the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act"), for the purpose of engaging in any business activity that is approved by GP and that lawfully may be conducted by a limited partnership organized pursuant to the Delaware Act.

        B.    In order to accomplish the objectives and purposes in the preceding recital, the following actions have been taken prior to the date hereof:

          1.     TPSI has formed GP, to which TPSI contributed $1,000 in exchange for all of the member interests in GP.

          2.     TPSI and GP have formed MLP, to which TPSI contributed $980 in exchange for a 98% limited partner interest in MLP, and GP contributed $20 in exchange for a 2% general partner interest in MLP.

          3.     MLP has formed OLP GP, to which MLP contributed $500 in exchange for all of the member interests in OLP GP.

          4.     MLP and OLP GP have formed OLP, to which MLP contributed $499.95 in exchange for a 99.999% limited partner interest in MLP, and OLP GP contributed $.05 in exchange for a 0.001% general partner interest in OLP.

          5.     Coastal Fuels has formed Coastal Terminals, to which it contributed $1,000 in exchange for all of the member interests in Coastal Terminals.

          6.     TPSI has formed Razorback, to which it contributed $1,000 in exchange for all of the member interests in Razorback.

          7.     TPSI has formed TPSI Terminals, to which it contributed $1,000 in exchange for all of the member interests in TPSI Terminals.

          8.     TPSI has conveyed its member interests in GP to TSI in exchange for $20.

        C.    Concurrently with the consummation of the transactions contemplated hereby, each of the following matters shall occur:

          1.     Coastal Fuels will convey all of its right, title and interest in the Coastal Assets to Coastal Terminals as a capital contribution, in exchange for a continuation of Coastal Fuels' 100% member interest in Coastal Terminals and the assumption by Coastal Terminals of the Coastal Liabilities.

          2.     TPSI will convey all of its right, title and interest in the Razorback Assets to Razorback as a capital contribution, in exchange for a continuation of TPSI's 100% member interest in Razorback and the assumption by Razorback of the Razorback Liabilities.

          3.     TPSI will convey all of its right, title and interest in the TPSI Assets to TPSI Terminals as a capital contribution, in exchange for a continuation of TPSI's 100% member interest in TPSI Terminals and the assumption by TPSI Terminals of the TPSI Liabilities.

          4.     Coastal Fuels will contribute 96.583% of its member interests in Coastal Terminals to MLP in exchange for (a) 502,500 Common Units, representing a 6.8% interest in MLP units, (b) 626,333 Sub Units, representing an 8.4% interest in MLP units and (c) $91,266,000 in cash.

          5.     TPSI will contribute 96.583% of its member interests in each of Razorback and TPSI Terminals to MLP in exchange for (a) 2,245,933 Sub Units, representing a 30.2% interest in MLP units and (b) $10,650,000 in cash.

          6.     Coastal Fuels will convey its remaining 3.417% member interest in Coastal Terminals to TPSI as a distribution.

          7.     TPSI will convey its 3.417% member interests in each of Coastal Terminals, Razorback and TPSI Terminals to TMG as a distribution.

          8.     TMG will convey its 3.417% member interests in each of Coastal Terminals, Razorback and TPSI Terminals to TSI as a capital contribution, in exchange for a continuation of TMG's 100% ownership interest in TSI.

          9.     TSI will contribute a 1.525% member interest in each of Coastal Terminals, Razorback and TPSI Terminals to MLP in exchange for 120,000 Common Units, representing a 1.6% interest in MLP units.

          10.   TSI will contribute its remaining 1.892% member interest in each of Coastal Terminals, Razorback and TPSI Terminals to GP as a capital contribution, in exchange for a continuation of TSI's 100% member interest in GP.

          11.   GP will contribute its 1.892% member interest in each of Coastal Terminals, Razorback and TPSI Terminals to MLP in exchange for (a) a continuation of its 2% general partner interest in MLP, represented by 148,873 General Partner Units and (b) the issuance of the IDRs.

          12.   MSDW will contribute $7,944,750 in cash to MLP in exchange for 450,000 Sub Units, representing a 6.0% interest in MLP units.

          13.   The public, through the Underwriters, will contribute $71,690,000 in cash to MLP, less the Underwriters' structuring fee and spread of $5,018,300, in exchange for 3,350,000 Common Units representing a 45.0% interest in MLP units.

          14.   MLP will borrow $31,500,000 under a new credit facility through OLP.

          15.   MLP will pay transaction expenses and deferred debt issuance expenses associated with the transactions contemplated by this Agreement in the amount of approximately $3,200,000 (exclusive of the Underwriters' structuring fee and spread) and $1,000,000, respectively.

          16.   MLP will convey all of its member interests in Coastal Terminals, Razorback and TPSI Terminals to OLP as a capital contribution (99.999% for itself and 0.001% on behalf of OLP GP).

          17.   The organizational documents of the Parties will be amended and restated as necessary to reflect the applicable matters set forth above and as contained in this Agreement.

        NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Parties undertake and agree as follows:

ARTICLE 1
DEFINITIONS

        Section 1.1 The following capitalized terms shall have the meanings given below.

        (a)   "Agreement" shall mean this Contribution, Conveyance and Assumption Agreement.

        (b)   "Assets" shall mean all right, title and interest of Coastal Fuels and TPSI in and to the properties and assets described as such in Exhibit A attached hereto, whether tangible or intangible, whether real, personal or mixed, whether accrued or contingent, and wherever located.

        (c)   "Coastal Assets" shall mean that portion of the Assets comprised of or relating to the five refined petroleum product terminals owned by Coastal Fuels in Port Everglades (North), Florida; Jacksonville, Florida; Cape Canaveral, Florida; Port Manatee, Florida; and Fisher Island, Florida.

        (d)   "Coastal Fuels" has the meaning assigned to such term in the opening paragraph of this Agreement.

        (e)   "Coastal Liabilities" shall mean all liabilities arising out of or related to the ownership of the Coastal Assets to the extent arising or accruing on and after the Effective Time, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of Coastal Fuels or its affiliates, except the Excluded Liabilities.

        (f)    "Coastal Terminals" has the meaning assigned to such term in the opening paragraph of this Agreement.

        (g)   "Common Unit" has the meaning assigned to such term in the Partnership Agreement.

        (h)   "Conveyance Documents" shall mean the documents attached hereto as Exhibit B from Coastal Fuels to Coastal Terminals, from TPSI to Razorback, and from TPSI to TPSI Terminals, each dated the date of this Agreement. Coastal Fuels and TPSI may execute and deliver multiple Conveyance Documents as desirable to expedite recording thereof in the various jurisdictions in which the Assets are located.

        (i)    "Delaware Act" has the meaning assigned to such term in the recitals to this Agreement.

        (j)    "Effective Time" shall mean 10:00 a.m. New York, New York time on May 27, 2005.

        (k)   "Excluded Liabilities" shall mean the liabilities described as such in Exhibit A hereto.

        (l)    "General Partner Unit" has the meaning assigned to such term in the Partnership Agreement.

        (m)  "GP" has the meaning assigned to such term in the opening paragraph of this Agreement.

        (n)   "IDRs" shall mean "Incentive Distribution Rights" as such term is defined in the Partnership Agreement.

        (o)   "MLP" has the meaning assigned to such term in the opening paragraph of this Agreement.

        (p)   "MSDW" means MSDW Bondbook Ventures Inc., a Delaware corporation.

        (q)   "Offering" shall mean the initial public offering by MLP of Common Units.

        (r)   "OLP" has the meaning assigned to such term in the opening paragraph of this Agreement.

        (s)   "OLP GP" has the meaning assigned to such term in the opening paragraph of this Agreement.

        (t)    "Parties" has the meaning assigned to such term in the opening paragraph of this Agreement.

        (u)   "Partnership Agreement" shall mean the First Amended and Restated Agreement of Limited Partnership of TransMontaigne Partners L.P. dated as of May 27, 2005.

        (v)   "Razorback" has the meaning assigned to such term in the opening paragraph of this Agreement.

        (w)  "Razorback Assets" shall mean that portion of the Assets comprised of or relating to the refined petroleum product pipeline owned by TPSI and the connected refined petroleum product terminals located in Mt. Vernon, Missouri and Rogers, Arkansas.

        (x)   "Razorback Liabilities" shall mean all liabilities arising out of or related to the ownership of the Razorback Assets to the extent arising or accruing on and after the Effective Time, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of TPSI or its affiliates, except the Excluded Liabilities.

        (y)   "Sub Unit" shall mean "Subordinated Unit" as such term is defined in the Partnership Agreement.

        (z)   "TMG" has the meaning assigned to such term in the opening paragraph of this Agreement.

        (aa) "TPSI" has the meaning assigned to such term in the opening paragraph of this Agreement.

        (bb) "TPSI Assets" shall mean that portion of the Assets comprised of or relating to the two refined petroleum product terminals owned by TPSI located in Port Everglades (South), Florida and Tampa, Florida.

        (cc) "TPSI Liabilities" shall mean all liabilities arising out of or related to the ownership of the TPSI Assets to the extent arising or accruing on and after the Effective Time, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of TPSI or its affiliates, except the Excluded Liabilities.

        (dd) "TPSI Terminals" has the meaning assigned to such term in the opening paragraph of this Agreement.

        (ee) "TSI" has the meaning assigned to such term in the opening paragraph of this Agreement.

        (ff)  "Underwriters" shall mean UBS Securities LLC, Citigroup Global Markets Inc., A.G. Edwards & Sons, Inc., and Wachovia Capital Markets, LLC.

ARTICLE 2
CONTRIBUTIONS, ACKNOWLEDGMENTS AND DISTRIBUTIONS

        Section 2.1 Contribution of Coastal Assets by Coastal Fuels to Coastal Terminals. Coastal Fuels hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Coastal Terminals, its successors and assigns, for its and their own use forever, all of its right, title and interest in and to the Coastal Assets, as a capital contribution, in exchange for (a) a continuation of its 100% member interest in Coastal Terminals, (b) the assumption by Coastal Terminals of the Coastal Liabilities as provided in Section 3.1 hereof, and (c) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and Coastal Terminals hereby accepts such Coastal Assets as a contribution to the capital of Coastal Terminals. To further evidence this conveyance with respect to the real property included in the Coastal Assets, Coastal Fuels will execute and deliver the Conveyance Documents to Coastal Terminals.

TO HAVE AND TO HOLD the Coastal Assets unto Coastal Terminals, its successors and assigns, together with all and singular the rights and appurtenances thereto in any way belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

        Section 2.2 Contribution of Razorback Assets by TPSI to Razorback. TPSI hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Razorback, its successors and assigns, for its and their own use forever, all of its right, title and interest in and to the Razorback Assets, as a capital contribution, in exchange for (a) a continuation of its 100% member interest in Razorback, (d) the assumption by Razorback of the Razorback Liabilities as provided in Section 3.2 hereof, and (c) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and Razorback hereby accepts such Razorback Assets as a contribution to the capital of Razorback. To further evidence this conveyance with respect to the real property included in the Razorback Assets, TPSI will execute and deliver the Conveyance Documents to Razorback.

TO HAVE AND TO HOLD the Razorback Assets unto Razorback, its successors and assigns, together with all and singular the rights and appurtenances thereto in any way belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

        Section 2.3 Contribution of TPSI Assets by TPSI to TPSI Terminals. TPSI hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to TPSI Terminals, its successors and assigns, for its and their own use forever, all of its right, title and interest in and to the TPSI Assets, as a capital contribution, in exchange for (a) a continuation of its 100% member interest in TPSI Terminals, (f) the assumption by TPSI Terminals of the TPSI Liabilities as provided in Section 3.3 hereof, and (c) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and TPSI Terminals hereby accepts such TPSI Assets as a contribution to the capital of TPSI Terminals. To further evidence this conveyance with respect to the real property included in the TPSI Assets, TPSI will execute and deliver the Conveyance Documents to TPSI Terminals.

TO HAVE AND TO HOLD the TPSI Assets unto TPSI Terminals, its successors and assigns, together with all and singular the rights and appurtenances thereto in any way belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

        Section 2.4 Contribution of Member Interest in Coastal Terminals by Coastal Fuels to MLP. Coastal Fuels hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MLP, its successors and assigns, for its and their own use forever, a 96.583% member interest in Coastal Terminals, as a capital contribution, in exchange for (a) 502,500 Common Units, representing a 6.8% interest in MLP units, (b) 626,333 Sub Units, representing an 8.4% interest in MLP units, (c) $91,266,000 in cash and (d) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and MLP hereby accepts such member interests in Coastal Terminals as a contribution to the capital of MLP.

        Section 2.5 Contribution of Member Interest in Razorback and TPSI Terminals by TPSI to MLP. TPSI hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MLP, its successors and assigns, for its and their own use forever, a 96.583% member interest in each of Razorback and TPSI Terminals, as a capital contribution, in exchange for (a) 2,245,933 Sub Units, representing a 30.2% interest in MLP units, (b) $10,650,000 in cash and (c) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and MLP hereby accepts such member interests in Razorback and TPSI Terminals as a contribution to the capital of MLP.

        Section 2.6 Distribution of Member Interests in Coastal Terminals by Coastal Fuels to TPSI. Coastal Fuels hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to TPSI, its successors and assigns, for its and their own use forever, a 3.417% member interest in Coastal Terminals, as a distribution.

        Section 2.7 Distribution of Member Interests in Coastal Terminals, Razorback and TPSI Terminals by TPSI to TMG. TPSI hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to TMG, its successors and assigns, for its and their own use forever, a 3.417% member interest in each of Coastal Terminals, Razorback and TPSI Terminals, as a distribution.

        Section 2.8 Contribution of Member Interests in Coastal Terminals, Razorback and TPSI Terminals by TMG to TSI. TMG hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to TSI, its successors and assigns, for its and their own use forever, a 3.417% member interest in each of Coastal Terminals, Razorback and TPSI Terminals, as a capital contribution, in exchange for (a) a continuation of its 100% ownership interest in TSI, and (b) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and TSI hereby accepts such member interests as a contribution to the capital of TSI.

        Section 2.9 Contribution of Member Interests in Coastal Terminals, Razorback and TPSI Terminals by TSI to MLP. TSI hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MLP, its successors and assigns, for its and their own use forever, a 1.525% member interest in each of Coastal Terminals, Razorback and TPSI Terminals, as a capital contribution, in exchange for (a) 120,000 Common Units, representing a 1.6% interest in MLP units and (b) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and MLP hereby accepts such member interests.

        Section 2.10 Contribution of Member Interests in Coastal Terminals, Razorback and TPSI Terminals by TSI to GP. TSI hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to GP, its successors and assigns, for its and their own use forever, a 1.892% member interest in each of Coastal Terminals, Razorback and TPSI Terminals, as a capital contribution, in exchange for (a) a continuation of its 100% member interest in GP and (b) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and GP hereby accepts such member interests as a contribution to the capital of GP. The Parties acknowledge that the member interests so contributed have an aggregate value approximately equal to 2% of the value of MLP after the closing of the transactions contemplated by this Agreement.

        Section 2.11 Contribution of Member Interests in Coastal Terminals, Razorback and TPSI Terminals by GP to MLP. GP hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MLP, its successors and assigns, for its and their own use forever, a 1.892% member interest in each of Coastal Terminals, Razorback and TPSI Terminals, as a capital contribution, in exchange for (a) a continuation of its 2% general partner interest in MLP, represented by 148,873 General Partner Units, (h) the issuance of the IDRs, and (c) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and MLP hereby accepts the member interests as a contribution to the capital of MLP.

        Section 2.12 MSDW Contribution. The Parties acknowledge a capital contribution by MSDW to MLP of $7,944,750 in cash in exchange for 450,000 Sub Units, representing a 6.0% interest in MLP units.

        Section 2.13 Public Cash Contribution. The Parties acknowledge a capital contribution by the public through the Underwriters to MLP of $71,690,000 in cash ($66,671,700 net to MLP after the Underwriters' spread of $5,018,300) in exchange for 3,350,000 Common Units, representing a 45.0% interest in MLP units.

        Section 2.14 Incurrence of Indebtedness. The Parties acknowledge the borrowing by MLP, through OLP, in connection the with the transactions contemplated hereby, of $31,500,000 under a new credit facility.

        Section 2.15 Payment of Transaction Costs by MLP. The Parties acknowledge the payment by MLP, in connection with the transactions contemplated hereby, of transaction expenses and deferred debt issuance costs in the amount of approximately $3,200,000 (exclusive of the Underwriters' structuring fees and spread) and $1,000,000, respectively.

        Section 2.16 Contribution of Coastal Terminals, Razorback and TPSI Terminals by MLP to OLP. MLP hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to OLP, its successors and assigns, for its and their own use forever, its 100% member interests in Coastal Terminals, Razorback and TPSI Terminals, as a capital contribution (99.999% for itself and 0.001% on behalf of OLP GP), in exchange for (a) a continuation of its 99.999% limited partner interest in OLP and OLP GP's 0.001% general partner interest in OLP GP, and (j) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and OLP hereby accepts such member interests in Coastal Terminals, Razorback and TPSI Terminals as a contribution to the capital of OLP.

        Section 2.17 Exercise of the Over-Allotment Option. The Parties acknowledge that in the event the Underwriters exercise their over-allotment option, MLP shall use any net proceeds therefrom to redeem from Coastal Fuels a number of Common Units held by Coastal Fuels equal to the number of Common Units issued upon exercise of the over-allotment option, at a price per Common Unit equal to the net proceeds per Common Unit received by MLP after underwriting discounts and commissions but before other expenses.

ARTICLE 3
ASSUMPTION OF CERTAIN LIABILITIES

        Section 3.1 Assumption of Coastal Liabilities by Coastal Terminals. In connection with Coastal Fuels' contribution and transfer of the Coastal Assets to Coastal Terminals, Coastal Terminals hereby assumes and agrees to duly and timely pay, perform and discharge the Coastal Liabilities, to the full extent that Coastal Fuels has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge the Coastal Liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Coastal Liabilities shall not increase the obligation of Coastal Terminals with respect to the Coastal Liabilities beyond that of Coastal Fuels, waive any valid defense that was available to Coastal Fuels with respect to any Coastal Liabilities or enlarge the rights or remedies of any third party, if any, under any of the Coastal Liabilities. This assumption shall inure to the benefit of Coastal Fuels, its shareholders, officers, directors, employees and agents.

        Section 3.2 Assumption of Razorback Liabilities by Razorback. In connection with TPSI's contribution and transfer of the Razorback Assets to Razorback, Razorback hereby assumes and agrees to duly and timely pay, perform and discharge the Razorback Liabilities, to the full extent that TPSI has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge the Razorback Liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Razorback Liabilities shall not increase the obligation of Razorback with respect to the Razorback Liabilities beyond that of TPSI, waive any valid defense that was available to TPSI with respect to any Razorback Liabilities or enlarge the rights or remedies of any third party, if any, under any of the Razorback Liabilities. This assumption shall inure to the benefit of TPSI, its shareholders, officers, directors, employees and agents.

        Section 3.3 Assumption of TPSI Liabilities by TPSI Terminals. In connection with TPSI's contribution and transfer of the TPSI Assets to TPSI Terminals, TPSI Terminals hereby assumes and agrees to duly and timely pay, perform and discharge the TPSI Liabilities, to the full extent that TPSI has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge the TPSI Liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the TPSI Liabilities shall not increase the obligation of TPSI Terminals with respect to the TPSI Liabilities beyond that of TPSI, waive any valid defense that was available to TPSI with respect to any TPSI Liabilities or enlarge the rights or remedies of any third party, if any, under any of the TPSI Liabilities. This assumption shall inure to the benefit of TPSI, its shareholders, officers, directors, employees and agents.

ARTICLE 4
TITLE MATTERS

        Section 4.1 Encumbrances.

        (a)   The contribution and conveyance (by operation of law or otherwise) of the Assets as reflected in this Agreement are made expressly subject to all recorded and unrecorded liens, encumbrances, agreements, defects, restrictions, adverse claims and all laws, rules, regulations, ordinances, judgments and orders of governmental authorities or tribunals having or asserting jurisdiction over the Assets and operations conducted thereon or in connection therewith, in each case to the extent the same are valid, enforceable and affect the Assets, including all matters that a current survey or visual inspection of the Assets would reflect.

        (b)   To the extent that certain jurisdictions in which the Assets are located may require that documents be recorded in order to evidence the transfers of title reflected in this Agreement, then the provisions set forth in Section 4.1(a) immediately above shall also be applicable to the conveyances under such documents.

        Section 4.2 Disclaimer of Warranties; Subrogation; Waiver of Bulk Sales Laws.

        (a)   THE PARTIES ACKNOWLEDGE AND AGREE THAT NONE OF THE PARTIES HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE ASSETS, INCLUDING THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE ASSETS GENERALLY OR THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE ASSETS, (B) THE INCOME TO BE DERIVED FROM THE ASSETS, (C) THE SUITABILITY OF THE ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE ASSETS. THE PARTIES ACKNOWLEDGE AND AGREE THAT EACH HAS HAD THE OPPORTUNITY TO INSPECT THE RESPECTIVE ASSETS, AND EACH IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE RESPECTIVE ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OF THE PARTIES. NONE OF THE PARTIES IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, REPRESENTATIVE, SERVANT OR THIRD PARTY. EACH OF THE PARTIES ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE ASSETS AS PROVIDED FOR HEREIN IS MADE IN AN "AS IS", "WHERE IS" CONDITION WITH ALL FAULTS, AND THE ASSETS ARE CONTRIBUTED AND CONVEYED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THIS SECTION SHALL SURVIVE SUCH CONTRIBUTION AND CONVEYANCE OR THE TERMINATION OF THIS AGREEMENT. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY THE PARTIES AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE.

        (b)   The contributions of the Assets made under this Agreement are made with full rights of substitution and subrogation of the respective Parties receiving such contributions, and all persons claiming by, through and under such Parties, to the extent assignable, in and to all covenants and warranties by the predecessors-in-title of the Parties contributing the Assets, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the Assets.

        (c)   Each of the Parties agrees that the disclaimers contained in this Section 4.2 are "conspicuous" disclaimers. Any covenants implied by statute or law by the use of the words "grant," "contribute," "bargain," "convey," "assign," "transfer," or "deliver" or any of them or any other words used in this Agreement or any exhibits hereto are hereby expressly disclaimed, waived or negated.

        (d)   Each of the Parties hereby waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement.

ARTICLE 5
FURTHER ASSURANCES

        From time to time after the Effective Time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, or (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.

ARTICLE 6
EFFECTIVE TIME

        Notwithstanding anything contained in this Agreement to the contrary, none of the provisions of Article 2 or Article 3 of this Agreement shall be operative or have any effect until the Effective Time, at which time all the provisions of Article 2 and Article 3 of this Agreement shall be effective and operative in accordance with Article 7, without further action by any Party.

ARTICLE 7
MISCELLANEOUS

        Section 7.1 Order of Completion of Transactions. The transactions provided for in Article 2 of this Agreement shall be completed immediately following the Effective Time in the order set forth in Article 2. The transactions provided for in Article 3 of this Agreement shall be completed simultaneously with the transactions provided for in Article 2 of this Agreement.

        Section 7.2 Costs. Except for the transaction costs set forth in Section 2.11, OLP shall pay all expenses, fees and costs, including all sales, use and similar taxes arising out of the contributions, conveyances and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed and conveyance taxes and fees required in connection therewith. In addition, OLP shall be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys' fees) incurred in connection with the implementation of any conveyance or delivery pursuant to Article 5 of this Agreement.

        Section 7.3 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including all Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Exhibits attached hereto, and all such Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The terms "include", "includes", "including" or words of like import shall be deemed to be followed by the words "without limitation".

        Section 7.4 Successors and Assigns. The Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

        Section 7.5 No Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

        Section 7.6 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

        Section 7.7 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Colorado applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof.

        Section 7.8 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

        Section 7.9 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement.

        Section 7.10 Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to their subject matter. This document and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

        Section 7.11 Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a "deed," "bill of sale" or "assignment" of the assets and interests referenced herein.

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        IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

TRANSMONTAIGNE PARTNERS L.P.
By:	TransMontaigne GP L.L.C., its general partner
/s/ ERIK B. CARLSON Name: Erik B. Carlson Title: Senior Vice President
TRANSMONTAIGNE GP L.L.C.
/s/ ERIK B. CARLSON Name: Erik B. Carlson Title: Senior Vice President
TRANSMONTAIGNE OPERATING COMPANY L.P.
By:	TransMontaigne Operating GP L.L.C., its general partner
/s/ ERIK B. CARLSON Name: Erik B. Carlson Title: Senior Vice President
TRANSMONTAIGNE OPERATING GP L.L.C.
/s/ ERIK B. CARLSON Name: Erik B. Carlson Title: Senior Vice President
COASTAL TERMINALS L.L.C.
/s/ ERIK B. CARLSON Name: Erik B. Carlson Title: Senior Vice President

RAZORBACK L.L.C.
/s/ ERIK B. CARLSON Name: Erik B. Carlson Title: Senior Vice President
TPSI TERMINALS L.L.C.
/s/ ERIK B. CARLSON Name: Erik B. Carlson Title: Senior Vice President
TRANSMONTAIGNE INC.
/s/ ERIK B. CARLSON Name: Erik B. Carlson Title: Senior Vice President
TRANSMONTAIGNE PRODUCT SERVICES INC.
/s/ ERIK B. CARLSON Name: Erik B. Carlson Title: Senior Vice President
TRANSMONTAIGNE SERVICES INC.
/s/ ERIK B. CARLSON Name: Erik B. Carlson Title: Senior Vice President
COASTAL FUELS MARKETING, INC.
/s/ ERIK B. CARLSON Name: Erik B. Carlson Title: Senior Vice President

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CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT